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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 29, 2003


                               ILEX ONCOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


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
                   Delaware                              0-23413                      74-2699185
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(State or other jurisdiction of incorporation)  (Commission File Number)  (IRS Employer Identification No.)


                4545 Horizon Hill Blvd., San Antonio, Texas                               78229
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                  (Address of principal executive offices)                              (Zip Code)
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Registrant's telephone number, including area code: (210) 949-8200


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         (Former name or former address, if changed since last report.)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits

                  99.1 Press Release

ITEM 9. REGULATION FD DISCLOSURE.

         On April 29, 2003, ILEX Oncology, Inc. (the "Company") issued a press release announcing its financial and operational results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On April 29, 2003, the Company issued a press release announcing its financial and operational results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

         In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP"), the press release also contains non-GAAP financial measures (as defined under the SEC's Regulation G) regarding net loss and loss per share. Management believes that the presentation of non-GAAP net loss and loss per share is useful for investors as it excludes a significant, unusual settlement and provides insight into the Company's net results and related trends that are affecting the Company's core business.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ILEX ONCOLOGY, INC.



                                            By: /s/ Ronald G. Tefteller
                                               ---------------------------------
                                            Ronald G. Tefteller
                                            Vice President, General Counsel and
                                            Corporate Secretary

Dated April 29, 2003



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                               INDEX TO EXHIBITS


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
EXHIBIT
NUMBER                        DESCRIPTION
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
 99.1                         Press Release
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